Exhibit 99.2

Unique biology Precision therapeutics Broad impact FHTX January 2026 NASDAQ LISTED

Forward Looking Statements

This presentation contains forward-looking statements that are based on management's beliefs and assumptions and on information currently available to management. All statements other than statements of historical facts contained in this presentation are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "could," "may," "might," "will," "likely," "anticipates," "intends," "plans," "seeks," "believes," "estimates," "expects," "continues," "projects" or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements include, but are not limited to, statements concerning: the potential outcomes from our collaboration agreement with Lilly; the initiation, timing, progress and results of our research and development programs and pre-clinical studies and clinical trials, including with respect to our Phase 1 dose escalation trial of FHD-909 with Lilly; our ability to advance product candidates that we may develop and to successfully complete preclinical and clinical studies; our ability to leverage our initial programs to develop additional product candidates using our Gene Traffic Control Platform®; the impact of exogeneous factors, including macroeconomic and geopolitical circumstances, on our and our collaborators' business operations, including our research and development programs and pre-clinical studies; developments related to our competitors and our industry; our ability to expand the target populations of our programs and the availability of patients for clinical testing; our ability to obtain regulatory approval for FHD-909 and any future product candidates from the FDA and other regulatory authorities; our ability to identify and enter into future license agreements and collaborations; our ability to continue to rely on our CDMOs and CROs for our manufacturing and research needs; regulatory developments in the United States and foreign countries; our ability to attract and retain key scientific and management personnel; the scope of protection we are able to establish, maintain and enforce for intellectual property rights covering FHD-909, our future products and our Gene Traffic Control Platform; and our use of proceeds from capital-raising transactions, estimates of our expenses, capital requirements, and needs for additional financing. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Additional important factors to be considered in connection with forward-looking statements are described in the Company's filings with the Securities and Exchange Commission, including withing the section entitled "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024. Any forward-looking statements represent the Company's views only as of the date of this presentation and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements. The Company's business is subject to substantial risks and uncertainties.

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Foghorn is a Leader in Chromatin Biology, Successfully Drugging Challenging Targets Multi-billion $ First-and-Best-in-Class Selective Target Strategic Partnership: Opportunities Approaches Engagement Multiple Programs Targeting chromatin Unlocking Innovating selective Leveraging a proven regulation selectivity of protein degradation drug development previously with capabilities in platform with Implicated in up to undruggable targets induced proximity expansive potential 50% of all tumors 3 |

Chromatin Regulatory System Orchestrates Gene Expression: Multiple Opportunities for Targets and Therapeutics

Chromatin Regulatory System genes are **implicated** across a **wide range of cancers**


Chromatin – compacted form of DNA inside the nucleus of the cell
Chromatin Remodeling Complexes – specialized multiprotein machines that allow access to DNA
Targets: SMARCA2, ARID1B
Transcription Factors – proteins that help turn specific genes "on" or "off" by working in concert with the chromatin remodeling complex to bind to DNA
Targets: Multiple TFs
Other Chromatin Binding Proteins involved in gene expression / function
Targets: CBP, EP300

Leveraging **synthetic lethality** and **lineage dependencies**

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2. Chemistry, Biochemistry & Formulations Track record Track record with previously of delivering undruggable targets precision therapeutics Foghorn’s Platform Has Delivered Precision First-in-Class Therapeutics, and is Poised to Unlock New Biology 1. Chromatin Biology Deep mechanistic understanding of chromatin regulatory system 3. Degraders / Selective Targeting Expansion into Expertise in rules of degrader New TAs optimization & Induced Proximity 5

Foghorn: Precision Therapies with Potential for Multi-Billion Dollar Opportunities Across Oncology

Modality	Program and Partner		Disease	Discovery	Pre-Clinical	Phase 1	Anticipated Milestones
Enzyme Inhibitors	FHD-909* (Selective SMARCA2)	Lilly	SMARCA4-mutant cancers (e.g., NSCLC)				Ph 1 Monotherapy Data; Confidential
	Partnered** Undisclosed	Lilly	Undisclosed				Transition to Lilly; Confidential
Protein Degraders	Selective SMARCA2	Lilly	SMARCA4-mutant cancers (e.g., NSCLC)				Transition to Lilly; Confidential
	Selective CBP		ER+ Breast and EP300-mutant cancers (e.g., endometrial, cervical, ovarian, bladder)				IND-Ready; 2026
	Selective EP300		MM and DLBCL and other heme cancers				IND-enabling Studies; 2026
	Selective ARID1B		ARID1A-mutant cancers (e.g., endometrial, gastric, bladder, NSCLC)				*In vivo* PoC; 2026
Transcription Factor Disruptors	Undisclosed		Undisclosed				
3 Discovery Programs	Undisclosed	Lilly	Undisclosed				

**LY4050784, 50/50 U.S. economic split, ex-U.S. royalties. ** Pending Lilly decision to proceed, 50/50 U.S. economic split, ex-U.S. royalties.*
SMARCA2 = BRM
DLBCL: Diffuse Large B-Cell Lymphoma; ER+: Estrogen Receptor-positive; MM: Multiple Myeloma; NSCLC: Non-Small Cell Lung Cancer

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FHD-909 is Being Developed in Collaboration with Lilly; Landmark Agreement Signed in December 2021 Significant Upfront and Strong Momentum and Ongoing Discovery Economics Shared Vision Programs • $300 million cash • $80 million in Foghorn common stock at a price of $20 per share • 50/50 U.S. economic split on SMARCA2-target and another undisclosed program • Tiered ex-U.S. royalties ranging from low double-digit into 20s • Lilly is a leading oncology company with a track record of innovation and execution • Lilly selected FHD-909 for development and initiated the first clinical trial in 2024 • Thorough evaluation of FHD-909 in models of SMARCA2-dependent tumors • Three additional programs as part of collaboration (undisclosed) • Potential to earn royalties and up to $1.3 billion in potential milestones across these three programs 7 |

Developing First-in-Class Precision Medicines Targeting Major Unmet Needs in Cancer

Leader in Unique Area of Cancer Biology

Foghorn is a **leader in targeting chromatin biology,** which has the potential to address underlying dependencies of many genetically defined cancers

Platform with initial focus in oncology, **therapeutic area expansion potential**

Large Market Potential

Chromatin biology is implicated in up to **50% of tumors**, potentially impacting **~2.5 million patients**

Foghorn's current pipeline potentially addresses **more than 500,000** of these patients

Broad pipeline across a range of targets and small molecule modalities

Well-Funded

$158.9 million in cash and equivalents (unaudited)

(as of 12/31/2025)

Cash runway into 2028

Shares outstanding: approximately 63.2M* (unaudited)

Value Drivers

Selective SMARCA2 Inhibitor, FHD-909, partnered with Lilly, in **Phase 1 trial**

Advancement of preclinical assets (Selective SMARCA2, CBP, EP300, ARID1B degraders) towards INDs

Protein degrader platform with expansion into induced proximity

Major Strategic Collaboration

Strategic collaboration with Lilly; **$380 million upfront;** 50/50 U.S. economic split on two lead programs

*Includes common shares outstanding and pre-funded warrants as of 12/31/2025.

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For SMARCA4-mutant Cancers Selective SMARCA2 Program • FHD-909 (LY4050784) – Selective SMARCA2 Inhibitor 9

SMARCA2: Clinical-stage FHD-909 Selective SMARCA2 Inhibitor and Preclinical Selective SMARCA2 Degrader

	Selective SMARCA2 Inhibitor FHD-909*	Selective SMARCA2 Degrader
Biology	Exploit the synthetic lethal relationship between SMARCA2 and mutated SMARCA4	
Status	Phase 1 monotherapy dose escalation trial ongoing	Advancing through late preclinical development
Opportunity	SMARCA4-mutated cancer including ~10% of NSCLC and up to 5% of all solid tumors	
Lilly Partnership	50/50 global R&D cost share | 50/50 U.S. economics | tiered ex-U.S. royalties starting in the low double-digit range and escalating into the twenties	

*LY4050784

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Selective SMARCA2 Selective SMARCA2 Inhibitor FHD-909* Degrader Exploit the synthetic lethal relationship between SMARCA2 and Biology mutated SMARCA4 SMARCA2: Clinical-stage FHD-909 Selective SMARCA2 Inhibitor and Preclinical Selective SMARCA2 Degrader Phase 1 monotherapy dose escalation Advancing through late Status trial ongoing preclinical development Opportunity SMARCA4-mutated cancer including ~10% of NSCLC and up to 5% of all solid tumors Lilly 50/50 global R&D cost share | 50/50 U.S. economics | tiered ex-U.S. royalties starting Partnership in the low double-digit range and escalating into the twenties 10 | *LY4050784 Selective SMARCA2 Inhibition: Promising Strategy to Exploit Synthetic Lethal Relationship Between SMARCA2 and Mutant SMARCA4 Healthy Cells Cancer Cells BAF BAF BAF Complex Complex Complex SMARCA2i SMARCA2 Mutant SMARCA4 SMARCA4 SMARCA2 SMARCA4 No SMARCA4 Mutations SMARCA4 Mutation SMARCA4 Mutation and SMARCA2i Cell Survival Cell Death Precision medicine targeting synthetic lethal relationships is a proven clinical approach now used in multiple cancers (e.g., PARP inhibitors) 11 |

SMARCA4 mutated across a broad range of tumors Accounts for ~5% of solid tumors 12 | SMARCA4 is Mutated in Up to 10% of NSCLC; Up to 5% of Solid Tumors AACR GENIE via cBioPortal

FHD-909: Overall Goal is to Become a First-Line Treatment for SMARCA4-mutated NSCLC Relevant treatment regimens in each line of therapy for metastatic NSCLC* 1st Line NSCLC Pembrolizumab-based regimens Other immune checkpoint 2nd Line NSCLC inhibitor-based regimens Chemotherapy-based Chemotherapy-based regimens regimens Targeted agents Ramucirumab (anti-VEGF) + 3rd Line NSCLC chemotherapy Checkpoint inhibitor Chemotherapy-based monotherapy regimens Other targeted agents + KRAS inhibitors Agents evaluated preclinically in chemotherapy combination with FHD-909 Note: *Generalized across squamous and non-squamous metastatic NSCLC without driver mutation 13 | Source: CancerMPact 2024 US NSCLC TA report

Significant Unmet Medical Need in NSCLC Metastatic Setting for SMARCA4 Patients

Frontline NSCLC Metastatic – PD1 + Chemo[1]



Response Rate (%)
PFS (months)
OS (months)
39.1%
6.1 months
15.0 months
Significant Unmet Need
21.9%
2.7 months
8.1 months
1L (SMARCA4 WT)
1L (SMARCA4 Mut)

Significant Unmet Need in SMARCA4-mutated NSCLC

- **Poor response** to 1L chemo-immunotherapy for patients with SMARCA4 mutations[1]
- **2L outcomes with docetaxel** are poor for **all** patients **(ORR 10-20% depending on agent/s[2,3]; PFS ~5-months)**
- **SMARCA4-mutated patients are expected to fare even worse in the 2L setting**
- **3L+ setting –** experience suggests less than 10% ORR and 1 to 2 months PFS

Source: *1. Alessi, J Thorac Oncol, 2023* 2. Rittmeyer, *Lancet*, 2017; Fehrenbacher, *J Thorac Oncol*, 2018; Mazieres, *J Thorac Oncol*, 2021 Herbst, *Lancet*, 2016; Herbst, Abs OA03.07 3. S1800A – Lung-MAP Sub-study – ASCO 2022; Garon, Lancet, 2014

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SMARCA4 Mutations are Consequential – in NSCLC, Patients with Mutated SMARCA4 Have Significantly Worse Clinical Outcomes

Overall Survival for SMARCA4wt vs SMARCA4mut[1]; Frontline Metastatic NSCLC w/ Chemoimmunotherapy



N
Median OS, months (95% CI)
SMARCA4WT 593 15.0 (13.5-17.7)
SMARCA4MUT 114 8.1 (6.6-12.2)
HR: 1.70 [95% CI: 1.33-2.17]
P<0.001
Overall Survival(%)
Months

SMARCA4 Mutated in Up to 10% of NSCLC Tumors, Minimal Overlap w/ Other Mutations[2]



SMARCA4 10%
KRAS 29%
EGFR 26%
ALK 7%
RET 4%
MET 7%
Genetic Alteration
Inframe Mutation (putative driver)
Inframe Mutation (unknown significance)
Missense Mutation (putative driver)
Missense Mutation (unknown significance)
Truncating Mutation (putative driver)
Truncating Mutation (unknown significance)
Fusion
Amplification
Deep Deletion
No alterations

NSCLC patients with SMARCA4 mutations:
- Poor prognosis
- Shorter overall survival
- Less responsive to immune checkpoint inhibitors
- Clinically definable, high unmet need population

Supporting references:
- Gandhi, et al, 2025; DOI: 10.1016/j.jtho.2025.01.016
- Alessi, et al, 2023; DOI: 10.1016/j.jtho.2023.01.091
- Negrao, et al, 2023; DOI: 10.1158/2159-8290.Cd-22-1420
- Liu, et al, 2021; DOI: 10.1002/1878-0261.12831
- Fernando, et al, 2020; DOI: 10.1038/s41467-020-19402-8
- Schoenfeld, et al, 2020DOI: 10.1158/1078-0432.ccr-20-1825

Source: 1. Alessi et al DOI: 10.1016/j.jtho.2023.01.091; 2. TCGA via cBioPortal

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When SMARCA4 and KRAS Mutations Co-Occur, Patients Have Even Worse Outcomes to Standard of Care Treatment Overall Response Rate (ORR) Progression-Free Survival (PFS) Overall Survival (OS) Median PFS, months (95% CI) Median OS, months (95% CI) P = 0.03 KRAS mut + SMARCA4 wt (n:159): 4.1 (2.8–6.0) KRAS mut + SMARCA4 wt (n:159): 15.1 (11.2–20.1) KRAS mut + SMARCA4 mut (n:17): 1.4 (0.9–2.0) KRAS mut + SMARCA4 mut (n:17): 3.0 (1.0–9.3) 22.0% (35/159) HR = 0.25 [95% CI: 0.14–0.42] HR = 0.29 [95% CI: 0.17–0.50] P < 0.001 P < 0.001 0.0% (0/17) In response to PD(L)-1 therapy, patients with co-occurring SMARCA4 and KRAS mutations have a shorter ORR, PFS, and OS than patients with only KRASmut Source: Alessi et al DOI: 10.1016/j.jtho.2021.03.024 16 |

A First-in-Human Phase 1 Trial of FHD-909 in Advanced Solid Tumor Patients with SMARCA4 Mutations


Phase 1a Dose Escalation
Advanced solid tumors with any SMARCA4 alteration
(mTPI-2 method with backfilling[a])
Dose Level n
Dose Level 3
Dose Level 2
Dose Level 1
Phase 1b Dose Expansion[b]
Presence of a Known or Likely Loss of Function of SMARCA4
Part A: 2L + NSCLC[c]
(Optional Randomized Dose Optimization)
Randomized
Cohort A1
Cohort A2 (optional)
Cohort A3 (optional)
Part B: Other Solid Tumors
Cohort B1

- **FHD-909 is administered orally BID, in 28-day cycles**
- **Phase 1b may begin prior to completion of backfill in Phase 1a**
- **In Phase 1b, no prior SMARCA2 (BRM) inhibitors/degraders are allowed**

__Note__: [a] Each dose level will enroll 3-6 DLT-evaluable patients; select dose levels may backfill up to 20 patients; N~80; [b] Phase 1b may open prior to completion of backfill; N~80; [c] Prior platinum doublet, immunotherapy, and antibody-drug conjugate therapy allowed; sponsor may initiate a randomized dose optimization cohort within Phase 1b across 2 or more dose levels

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Degrader Programs • Selective CBP Degrader • Selective EP300 Degrader • Selective ARID1B Degrader 18

• EP300-mutant and CBP-dependent Cancers • Mutated in up to 5% of all • CBP-mutant and EP300-solid tumors dependent Cancers • Anti-tumor activity demonstrated including • First to demonstrate robust • Potential across range of promising potential in ER+ and selective degradation of heme malignancies, breast cancer the protein including MM and DLBCL • Long Acting Injectable (LAI) • Developing VHL and • Highly selective and potent formulation cereblon degraders, potential for oral delivery • No significant preclinical • No significant preclinical heme toxicity heme toxicity • Program advancing towards • IND-enabling studies in 2026 in vivo proof-of-concept in • CBPd-171 in DRF studies in 2026 Q4 2025; IND-ready in 2026 Developing a Portfolio of Novel and Selective Degraders Selective CBP Selective EP300 Selective ARID1B Degrader Degrader Degrader 19 |

CBP and EP300 Proteins – A Decades-long Challenge in Selectivity

CBP and EP300 Biology

- CBP and EP300 are highly homologous, paralog histone acetyltransferases regulating enhancer-mediated transcription and protein stability
- Dysregulation of CBP and EP300 has been implicated in multiple cancers
- Dual targeting has revealed tolerability and safety issues

Foghorn's Solution... Highly Selective Degradation

- Achieved selective targeting which results in improved tolerability and efficacy
- Advancing two separate programs with defined dependencies and patient populations


CBP/
EP300
Ac
CoA
CoA
MYC
Cell growth
Cell survival
Ac
Ac
TF
TF
Ac
TF
RNA
Polymerase
Ac
Ac

EP300 Degrader Approach
Focus on EP300 Lineage-dependent Cancers

CBP Degrader Approach
Focus on EP300-mutant Cancers via Synthetic Lethality

20 |

Selective CBP Degrader, FHT-171 For EP300-mutant and CBP-dependent Cancers 21

Summary: Selective CBP Degrader for CBP-dependent & EP300-mutant Cancers

Asset Description

Target / Approach
- CREB binding protein (CBP)
- Targeted protein degrader

Stage / Next Milestone
- Preclinical
- IND-ready in 2026

Key Differentiation
- Highly selective and potent
- Increased tolerability relative to non-selective compounds
- Long-acting formulation
- Compelling combination potential

Initial Opportunity (U.S.)

CBP-Dependent Cancers**	Incidence*		
ER+ Breast cancer	210K	NA	NA

EP300 mut. Cancers	Incidence*	EP300 mut. Frequency	EP300 mut. Incidence
Gynecological cancers[1]	105K	8%	8.4K
Bladder cancer	84K	10%	8.4K
Other cancers[2]	349K	6%	21K

* Per year incidence in the U.S.. Source: Clarivate DRG Mature Markets Data; [1]Endometrial, Cervical, and Ovarian Cancers; [2]Gastric, CRC, NSCLC
** CBP-dependent cancers do not exploit synthetic lethal relationships in paralogs

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Robust & Potent CBP Degradation …Leads to Reduced Expression of ER …Resulting in Cancer Cell and its Target Genes Growth Inhibition CBP degradation in MCF7 cells(24h) 1nM FHT-171 treated MCF7 (7d) MCF7 colony formation assay (14d) FHT-171 [nM] DC90 = 0.3577 nM MCF7 Super Enhancer genes 0 0.017 0.05 0.15 protein 100 Estrogen response_Late genes CBP Estrogen response_Early genes MYC Targets 0.46 1.37 4.1 12.3 50 detected E2F Targets % G2/M Checkpoint 0 37 111 333 1000 1 . 1 1 0 0 0 0 0 01 . 01 0 10 0 0 0 00 .. 00 0 1 0 0 -2.5 -2.0 -1.5 -1.0 -0.5 0.0 . 0 100 0 0 0 1000 0 0 1 0 1 NES FHT-171 [pM] (Normalized Enrichment Score) In Breast Cancer, FHT-171 Disrupts Estrogen Receptor (ER) Signaling and Inhibits Tumor Cell Growth 23 |

FHT-171 Demonstrates Anti-tumor Efficacy as a Monotherapy in Standard-of-care Resistant ER+ Breast Cancer Models ER+ Metastatic Breast Cancer CDX ER+ Metastatic Breast Cancer PDX ER+ Metastatic Breast Cancer PDX (ST941C; ESR1m) (ST4887B, ESR1 wt) (ST4680D, ESR1m) 3000 1000 1000 SEMSEM SEM 800——750—+/ +/ +/ ) 2000 ) ) 3 3 (mm 3 600 (mm 500 (mm 400 Volume 1000 Volume Volume 250 Tumor Tumor Tumor 200 0 0 0 0 5 10 15 20 25 0 5 10 15 0 20 40 Days on treatment Days on treatment Days on treatment Untreated control Untreated control Untreated control Ribociclib, 75mg/kg QD, p.o. FHT-171, 10mg/kg QD, s.c. FHT-171, 10mg/kg QD, s.c. FHT-171, 10mg/kg QD, s.c. 24 | * Data were generated as part of a Mouse Clinical Trial executed by Xenostart. PDX models are from patients who have progressed from endocrine and CDK4/6 inhibitor therapies.

FHT-171 Shows No Impact on Platelet Counts and Spared Megakaryocytes

Platelet Counts Post Two Weeks of Dosing
(In Vivo – Control Mice)


Vehicle
FHT-171, 10mg/kg, SC, QD
Dual BD inhibitor, (GNE-781), 30mg/kg, PO, BID
Dual BD inhibitor (CCS1477, Inobrodib), 20mg/kg, PO, QD*
Platelets (X10³ cells/uL)
2,500
2,000
1,500
1,000
500
0
Vehicle
FHT-171
Dual CBP/EP300 Bromodomain Inhibitors
GNE-781
Inobrodib
PLT (x10⁹cells/L)
Study Day 14

Platelet counts are unaffected by selective CBP degrader in *in vivo* models

Human Megakaryocyte Cell Viability Assay
*(In Vitro**)*


Megakaryocyte viability - Day 14
% viability (normalized to solvent ctrl)
125
100
75
50
25
0
CCS1477 (Inobrodib)
FHT-171
0.01 0.05 0.1 0.5 1 5 10 50 100 500 1000 5000
Conc(nM)

****Human megakaryocytes derived from primary human hematopoietic stem cells**

*CCS1477 (Inobrodib) inhibition study used 3 weeks of dosing

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FHT-171 CBP Kinetics Dmax: 97% Max Rate: 3.2 hr-1 DC50: 30pM FHT-171 EP300 Kinetics Dmax: 5% Max Rate: N/A 100nM CBPd-171/DMSO 3hr Log2FC FHT-171: Potent and Selective CBP Degrader FHT-171 Rapidly and Potently Degrades CBP, but not its Paralog EP300 Global Proteomics Confirms that FHT-171 is Selective 26 |

EP300mut Bladder Cancer CDX (639V) EP300mut Gastric Cancer CDX (AGS) EP300mut Gastric Cancer PDX (ST020326) 3000 Vehicle 1,500 Vehicle 1,500 FHT-CBPd-59, 10mg/kg (QD) Vehicle FHT-CBPd-59, 3 mg/kg (BID) FHT-CBPd-41, 5mg/kg (QD) SEM) 2500 FHT-CBPd-59, 3mg/kg (QD) + FHT-CBPd-59,10 mg/kg (QD) FHT-CBPd-59, 1mg/kg (QD) SEM) SEM) FHT-CBPd-59, 0.3mg/kg (QD)± (mm³ 2000+ 1,000 FHT-CBPd-59, 0.1mg/kg (QD) 3 1,000 (mm³(mm 1500 Volume 1000 500 Volume 500 Volume Tumor Tumor 500 Tumor 0 0 0 30 40 50 60 20 30 40 50 60 0 10 20 30 Days After Tumor Inoculation 20 20 20 (%) 10 (%)(%) Change 10 10 Change change 0 0 0 WeightWeightweight -10 -10 Body Body -10 Body -20 -20 -20 30 40 50 60 20 30 40 50 60 0 10 20 30 Days After Tumor Inoculation Days after Tumor Inoculation Days after Tumor Inoculation Degrader Selectivity CBP EP300 Fold Selectivity FHT-CBPd-59 DC50 @24h 0.005 uM 0.15 uM >20x FHT-CBPd-41 DC @24h 0.0024uM 30uM >10000x 27 | 50 Selective CBP Degradation Results in Significant Anti-Tumor Activity in EP300mut Solid Tumor Models

Long-Acting Injectable Formulation of CBPd-171 Enables Weekly Sub-Cutaneous (SC) Delivery Tumor Growth Inhibition Observed in EP300mut (AGS) Gastric Model (Daily Injections and SC weekly LAI Injection) 1500 Vehicle CBPd-171, 3mpk, QD s.c SEM) CBPd-171 LAI, 25mpk, QW s.c + 1000 (mm³ Volume 500 Tumor 0 20 25 30 35 40 45 50 55 60 Days After Tumor Inoculation • Weekly CBDd-171 LAI results injection in of daily efficacy SC comparable injections in to AGS (gastric) model • We dependent observe CBP robust, dose- degradation models in PK/PD across studies tumor • LAI additional characterization pharmacology in studies human dose planned predictions to refine 28 |

Selective EP300 Degrader For CBP-mutant and EP300-dependent Cancers 29

Summary: Selective EP300 Degrader for CBP-Mutant & EP300-Dependent Cancers

Asset Description

Target / Approach	• E1A binding protein p300 (EP300) • Targeted protein degrader
Indications	• Broad range of heme malignancies focused on MM and DLBCL • AR+ prostate • Bladder, melanoma, others
Stage / Next Milestone	• Preclinical • IND-enabling studies in 2026
Key Differentiation	• Deeper efficacy response vs non-selective molecules • Improved tolerability profile vs non-selective molecules • Patient selection biomarker for (DLBCL)

Initial Opportunity (U.S.)

EP300-Dependent Hematological Malignancies	Incidence*
MM	31K
DLBCL	32K
AML + MDS	38K

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* Per year incidence in the U.S.. Source: Clarivate DRG Mature Markets Data

EP300 Degradation Shows Anti-Proliferative Activity in Broad Range of Hematological Malignancies Anti-Tumor Activity Across Full Range of Heme Sub-Lineages (~ 70% of All Tested Cell Lines are Sensitive) MM: Multiple Myeloma; DLBCL: Diffuse Large B-Cell Lymphoma; AML: Acute Myeloid Leukemia; BL: Burkitt’s Lymphoma; PTCL: Peripheral T-cell Lymphomas; T-ALL: T-cell Acute Lymphoblastic Leukemia; B-ALL: 31 | B-cell Acute Lymphoblastic Leukemia; CML: Chronic Myeloid Leukemia; HL: Hodgkin Lymphoma; MCL: Mantle Cell Lymphoma, FL: Follicular Lymphoma

Multiple Myeloma (MM1S) CDX DLBCL (KARPAS422) CDX AR+ Prostate (VCaP) CDX 2,00 3,000 2,000 Vehicle Vehicle Vehicle Enzalutamide, PO, 30mg/kg (QD) FHT-EP300d—53, SC, 10mg/kg (QD) FHT-EP300d—32, SC, 10mg/kg (BID) 2,500 SEM) FHT-EP300d—32, SC, 50mg/kg (BID) SEM) FHT-EP300d—53, SC, 30mg/kg (QD) SEM) 1,50 1,500 FHT-EP300d—32, SC, 20mg/kg (BID) + CCS1477 (Inobrodib), PO, 20mg/kg (QD) + + 2,000 FHT-EP300d—32, SC, 50mg/kg (BID) (mm³ (mm³ (mm³ 1,00 1,500 1,000 Volume 1,000 VolumeVolume 500 50 Tumor 500 Tumor Tumor 0 0 0 10 15 20 25 30 5 10 15 20 25 30 35 40 45 10 20 30 40 50 Days After Tumor Inoculation Days After Tumor Inoculation Days After Tumor Inoculation 20 20 (%) (%) 10 10 Change Change 0 0 Weight Weight -0 1 Body -10 Body -2 0 -20 10 20 30 40 50 10 15 20 25 30 Days After Tumor Inoculation Days After Tumor Inoculation Degrader Selectivity CBP EP300 Fold Selectivity Degrader Selectivity CBP EP300 Fold Selectivity FHT-EP300d-53 DC @24h >1 uM 0.7 nM >1000x FHT-EP300d-32 DC @24h >1 uM 23 nM >40x 50 50 32 | EP300 Degradation Results in Significant Tumor Growth Inhibition in MM, DLBCL and Prostate Models

Selective EP300 Degradation Results in Significant Responses In Vivo, and Spares Platelets (inobrodib) • The max efficacious dose for inobrodib results in stasis with daily dosing. However, inobrodib use in the clinic is limited by thrombocytopenia, which requires dosing holidays • Selective EP300 degraders can achieve deeper responses at tolerated doses with no thrombocytopenia 33 |

No Change in Platelets, Red Blood Cells or Neutrophils Following 14 Days of Daily Dosing in Immunocompetent Mice Selective EP300 Degrader Spares Platelets, Red Blood Cells and Neutrophils 2000 1500 1283.3 1172.7 1000 500 Vehicle 20 EP300d-351, 30mpk, QD, s.c 15 10.8 10 8.8 5.6 5 3.3 0 0.5 0.9 ) ) ) ) /L L /L /L ls ì ls ls l l s/ l l e e e 9c el 9 c 9 c 6 c 0 0 10 1 1 x x10 ( x x(( ( t BC C LT eu P N W RB WBC: White Blood Cells; RBC: Red Blood Cells; PLT: Platelets; Neut: Neutrophils 34 |

VHL-based Selective EP300 Degrader Maintains Activity in IMiD Resistant Cell Lines dEP300-9 pomalidomide lenalidomide dEP300-9 mezigdomide iberdomide Resistant MM1S cell lines were developed through 5–6 months of in vitro exposure to gradually increasing concentrations of lenalidomide, pomalidomide, iberdomide, or mezigdomide 35 |

Pomalidomide-Resistant Multiple Myeloma CDX (MM1S-PomR) Treated with EP300d-007 Selective EP300 Degrader Shows Superior Efficacy Compared to Pomalidomide and Inobrodib in an IMiD Resistant Multiple Myeloma Model 4000 SEM 3000— +/ 3 ) 2000 (mm 1000 Vehicle Pomalidomide, 10mpk, QD, p.o. CCS1477 (Inobrodib), 20mpk, QD, p.o. 400 CCS1477 (Inobrodib), 10mpk, BID (4d on / 3d off), p.o Volume 300 FHT-EP300d-007, 30mpk, BID, s.c. 200 Tumor 100 0 20 25 30 35 40 Days After Tumor Inoculation Selective EP300 degrader achieves deeper responses (regressions) in a Pomalidomide-resistant Multiple Myeloma model Selective EP300 degrader with improved therapeutic window enables sustained target coverage and improved efficacy 36 |

EP300d-007 Rapidly and Potently Degrades EP300, but Not its Paralog CBP EP300d-007: Potent and Selective EP300 Degrader Global Proteomics Confirms that EP300d-007 is Selective Dmax: 97% Max Rate: 2.2 hr-1 DC50: 3 nM Dmax: 15% Max Rate: N/A 333nM EP300d-007/DMSO 6hr Log2FC 37 |

Selective ARID1B Degrader For ARID1A-mutant Cancers 38

ARID1B is a Major Synthetic Lethal Target with Potential in Up To 5% of All Solid Tumors

Asset Description

Target / Approach
- ARID1B
- Targeted protein degrader

Stage / Next Milestone
- Preclinical
- *In vivo* proof-of-concept in 2026

Key Differentiation
- Multiple ARID1B binders with nM affinity and selectivity
- Selective ARID1B degradation

Initial Opportunity (U.S.)

	Incidence*	ARID1A mut. Frequency	ARID1A mut. Incidence
Endometrial cancers	66K	38%	25K
Gastric cancers	37K	20%	7K
Bladder cancer	84K	24%	20K
Non-small cell lung cancer	195K	7%	14K

** Per year incidence in the U.S.. Source: Clarivate DRG Mature Markets Data.*

39

ARID1B: Drugging A Previously Undruggable Target

Drug Targeting Considerations

- Large and highly unstructured protein ~ 240 kDa
- No known enzymatic function
- Member of large, multi-subunit complex
- High sequence homology (~60%) to ARID1A

Approach

- Discover binders to ARID1B
- Use binders to develop bifunctional degraders


ARID1A/B
BAF
Nucleosome
PDB ID: 6LTJ

40

Maximum Optionality Achieved Through Progression of Both Cereblon and VHL-based Degraders in Parallel VHL CEREBLON 41 |

IMMUNOBLOT HiBiT – ENDPOINT HiBiT – KINETICS HT-1376 (Bladder) HCT116 (Colorectal) HCT116 (Colorectal) Units 120 100 kDa 80 ARID1B 60 280 Control) Luminescence(% 40 20 Vinculin 116 Relative 0 0 4 8 12 16 20 24 Time (hr) 24 hours 24 hours 20 µM 2.5 µM 10 µM 1.25 µM 5 µM DMSO Selective ARID1B Degrader Demonstrates Robust Degradation Across Multiple Cell Lines 42 |

ARID1B Degradation is On-Mechanism Via Ubiquitin-Proteasome System Inhibitors of the UPS Pathway VHL-inactive Degrader Does Not Affect ARID1B Levels Rescue Degradation Degradation Cell Viability Degradation ARID1B degrader + 750 nM MG132 (Proteosome inhibitor) + 250 nM Bortezomib (Velcade, Proteosome inhibitor) + 750 nM MLN4924 (Neddylation inhibitor) + 750 nM TAK-243 (Ub activating enzyme inhibitor) 43 |

44 | Selective ARID1B Degradation Demonstrated by Global Proteomics

Selective ARID1B Degradation has Demonstrated Effects on Downstream Target Genes – Progressing Towards In Vivo Proof-of-concept 3 Day ARID1B shRNA Treatment ARID1B Degrader Treatment Down Gene A Expression Up Gene B Expression ARID1B Gene Expression 1.20 Down Gene A Expression Up Gene B Expression 3.5 1.0 1.00 3.0 0.80 2.5 y = -2.6042x + 3.1832 0.8 R² = 0.8159 2.0 Expression 0.6 Expression 0.60 Expression 1.5 0.4 0.40 1.0 0.2 0.20 y = 0.6782x + 0.2591 0.5 Relative Relative R² = 0.7754 Relative 0.0 6 0.00 0.0 0.0 0.5 1.0 0.0 0.5 1.0 Range of Dox Treatment ARID1B Expression ARID1B Expression 24h Treatment 48h Treatment Putative target genes identified from literature and confirmed via internal shRNA efforts 45 |

Developing First-in-Class Precision Medicines Targeting Major Unmet Needs in Cancer

Leader in Unique Area of Cancer Biology

Foghorn is a **leader in targeting chromatin biology,** which has the potential to address underlying dependencies of many genetically defined cancers

Platform with initial focus in oncology, **therapeutic area expansion potential**

Large Market Potential

Chromatin biology is implicated in up to **50% of tumors**, potentially impacting **~2.5 million patients**

Foghorn's current pipeline potentially addresses **more than 500,000** of these patients

Broad pipeline across a range of targets and small molecule modalities

Well-Funded

$158.9 million in cash and equivalents (unaudited)

(as of 12/31/2025)

Cash runway into 2028

Shares outstanding: approximately 63.2M* (unaudited)

Value Drivers

Selective SMARCA2 Inhibitor, FHD-909, partnered with Lilly, in **Phase 1 trial**

Advancement of preclinical assets (Selective SMARCA2, CBP, EP300, ARID1B degraders) towards INDs

Protein degrader platform with expansion into induced proximity

Major Strategic Collaboration

Strategic collaboration with Lilly; **$380 million upfront;** 50/50 U.S. economic split on two lead programs

*Includes common shares outstanding and pre-funded warrants as of 12/31/2025.

46

Unique biology Precision therapeutics Broad impact January 2026 47

Appendix 48

SMARCA2 Program 49

FHD-909 Monotherapy Demonstrated Regression In Vivo in NCI-H2126 SMARCA4-mutant NSCLC Model at Tolerated Doses NCI-H2126 Reduction in Tumor Volume NCI-H2126 Body Weight 350 120 Vehicle Control FHD-909, 20mg/kg, PO, BID 300 FHD-909, 40mg/kg, PO, BID ) FHD-909, 60mg/kg, PO, BID Weight) 110 3 (mm 250 Starting 200 of 100 Volume (% 150 Tumor Weight 90 100 Body 80 0 7 14 21 28 0 7 14 21 28 Days of Dosing (Dose Start Day1) Days of Dosing (Dose Start Day1) Genetic Background: SMARCA4 W764R, TP53 E62*, STK11-/-, CDKN2A-/-, KEAP1 R272C 50 | Note: All doses were well tolerated. Dosing holidays were applied at the high dose, as appropriate.

A549 Model RERF-LC-AI Model NCI-H1793 Model 1500 1200 500 Vehicle Control Vehicle Control 1250 FHD-909 20mg/kg, BID, PO 1000 FHD-909, 20mg/kg, BID, PO FHD-909, 40mg/kg, BID, PO ) 400 FHD-909, 40mg/kg, BID, PO 3 ) 3 FHD-909, 60mg/kg, BID, PO ) 3 FHD-909, 60mg/kg, BID, PO 1000 (mm 800 (mm (mm 300 750 Volume 600 Volume Volume 500 200 Tumor Tumor 400 Tumor FHD-909 Monotherapy Demonstrated Strong In Vivo Activity Across SMARCA4-mutant NSCLC Models at Tolerated Doses 250 200 100 0 0 7 14 21 28 0 7 14 21 28 Days of Dosing (Dose Start Day1) 0 7 14 21 28 Days of Dosing (Dose Start Day1) Days of Dosing (Dose Start Day1) Genetic Background: SMARCA4, Q729fs / H736Y, Genetic Background: SMARCA4 mut p.E1496*, Genetic Background: SMARCA4, E514*, TP53 KRAS G12S, STK11-/-, CDKN2A-/-, KEAP1 G333C TP53 p.Q104*, NF1 p.E1699* R209* R273H, ARID1A C884* 51 | Note: All doses were well tolerated. Dosing holidays were applied to the 60 mg/kg dose groups, as appropriate.

FHD-909 + cisplatin + pemetrexed A549 (SMARCA4mt, KRAS G12S) 1200 ) 1000 3 (mm 800 volume 600 * * Tumor 400 * * 200 *# *# 0 7 14 21 28 FHD-909 in Combination with Standard Therapies Demonstrates Significant Activity in the A549 (SMARCA4-mutant, KRAS G12S) Xenograft NSCLC Model In vivo, combining FHD-909 with cisplatin and pemetrexed increased antitumor effect, resulting in tumor regression Additivity and synergy were also observed in vitro when FHD-909 was combined with cisplatin or pemetrexed Vehicle Control FHD-909 60mg/kg BID, PO Cisplatin 4mg/kg IP + pemetrexed 50mg/kg QDx3, IP, Q14D FHD-909 60mg/kg BID, PO + cisplatin 4mg/kg IP + pemetrexed 50mg/kg QDx3, IP, Q14D Days of Dosing (Dose Start Day 1) Note: *p≤0.05 for pairwise comparisons for combination group vs vehicle and single agent groups and all treatment groups vs vehicle control, 52 | # additive by Bliss Independence analysis. Dosing holidays were applied to the 60mg/kg FHD-909 dose groups as appropriate.

1400 1200 3 ) In vivo, combining FHD-909 with cisplatin and paclitaxel increased antitumor effect, (mm 1000 resulting in tumor regression 800 Additivity and synergy were also observed in vitro when FHD-909 was Volume * combined with cisplatin or paclitaxel 600 * Tumor 400 Vehicle Control * 40mg/kg FHD-909, BID, PO * Cisplatin 4mg/kg IP + paclitaxel 10mg/kg IP, Q14D 200 FHD-909 40mg/kg BID PO + cisplatin 4mg/kg IP + *# *# paclitaxel 10mg/kg IP, Q14D 0 7 14 21 28 Days of Dosing (Dose Start Day 1) 53 | FHD-909 in Combination with Standard Therapies Demonstrates Significant Activity in the RERF-LC-AI (SMARCA4-mutant) Xenograft NSCLC Model FHD-909 + cisplatin + paclitaxel RERF-LC-AI (SMARCA4mt) Note: *p≤0.05 for pairwise comparisons for combination group vs vehicle and single agent groups and all treatment groups vs vehicle control, # additive by Bliss Independence analysis.

Synergistic Activity Observed for FHD-909 in Combination with KRAS Inhibitors *In Vitro*

NCI-H2030, Lung, NSCLC
SMARCA4-/- KRAS(G12C)

FHD-909 + olomorasib (KRAS G12C inhibitor)


[olomorasib] (nM)
100
12.5
1.56
0.19
DMSO
Inhibition (%)
120
100
80
60
40
20
0
-20
0.1
1
10
100
FHD-909 Concentration [nM]

PATU-8988T, Pancreas, PDAC
*SMARCA4 - / fusion, KRAS(G12D)**

FHD-909 + LY3962673 (KRAS G12D inhibitor)


[LY3962673] (nM)
200
50
12.5
3.125
0.78
DMSO
Inhibition (%)
120
100
80
60
40
20
0
-20
0.1
1
10
100
1000
FHD-909 Concentration [nM]

A549, Lung, NSCLC
SMARCA4 Q729fs/H736Y, KRAS(G12S)

FHD-909 + LY4066434 (pan-KRAS inhibitor)


[LY4066434](nM)
900
450
225
113
56
28
14
7
DMSO
Inhibition (%)
120
100
80
60
40
20
0
-20
1
10
100
1000
10000
FHD-909 concentration (nM)

NCI-H2030, Lung, NSCLC
SMARCA4-/- KRAS(G12C)

FHD-909 + pan-KRAS inhibitor


[LY4066434] (nM)
200
50
12.5
3.125
DMSO
Inhibition (%)
120
100
80
60
40
20
0
-20
0.1
1
10
100
FHD-909 Concentration [nM]

SNU-407, Colon, CRC
SMARCA4 P109fs194, R466C, Y507H, M1109V, KRAS(G12D)

FHD-909 + LY3962673 (KRAS G12D inhibitor)


[LY3962673] (nM)
50
12.5
3.1
0.8
DMSO
Inhibition (%)
120
100
80
60
40
20
0
-20
0.1
1
10
100
1000
FHD-909 Concentration [nM]

PATU-8988T, Pancreas, PDAC
SMARCA4 - / fusion, KRAS(G12V)

FHD-909 + LY4066434 (pan-KRAS inhibitor)


[LY4066434](nM)
1000
333.3
111.1
37.04
12.35
DMSO
Inhibition (%)
120
100
80
60
40
20
0
-20
1
10
100
1000
10000
FHD-909 Concentration [nM]

***Note**: FHD-909 is reported in unbound concentrations in the assays; *CRISPR KI, fs frameshift*

54

3000 FHD-909 + olomorasib (KRAS G12C inh) NCI-H2030 (SMARCA4mt, KRAS G12C) ## synergistic (p<0.05) 2500 3 ) (mm 2000 Combination of FHD-909 with olomorasib demonstrated synergistic antitumor activity 1500 and sustained tumor regression in vivo Volume * Tumor 1000 Vehicle Control 500 40mg/kg FHD-909, BID, PO * Olomorasib 10mg/kg BID, PO FHD-909 40mg/kg BID, PO + 0 * ## olomorasib 10mg/kg BID, PO 0 7 14 21 28 Days of Dosing (Dose Start Day1) 55 | Combination of FHD-909 with KRAS Inhibitors Demonstrates Synergistic Activity in SMARCA4, KRAS Co-mutated Human NSCLC Xenograft Models In Vivo Note: Olomorasib – LY3537982; * p≤0.05 for pairwise comparisons for combination group vs vehicle and single agent groups and all treatment groups vs vehicle control, ## synergistic by Bliss Independence analysis.

Combination of FHD-909 with KRAS Inhibitors Demonstrates Synergistic Activity in SMARCA4, KRAS Co-mutated Human NSCLC Xenograft Models *In Vivo*



FHD-909 + pan-KRAS inh
A549 (SMARCA4mt, KRAS G12S)
##synergistic (p<0.05)
Tumor Volume (mm3)
1200
1000
800
600
400
200
0
7
14
21
28
Days of Dosing (Dose start Day 1)
*
*
* ##
Vehicle, PO, BID
FHD-909 40mg/kg BID, PO
pan-KRAS inh 30mg/kg BID, PO
FHD-909 40mg/kg BID,PO + pan-KRAS inh 30mg/kg, BID, PO

Combination of FHD-909 with pan-KRAS inhibitor resulted in synergistic antitumor activity and sustained tumor regression, *in vivo*

56

***Note**: pan-KRAS inhibitor - LY4066434; * p≤0.05 for pairwise comparisons for combination group vs vehicle and single agent groups and all treatment groups vs vehicle control, ## synergistic by Bliss Independence analysis.*

FHD-909 in Combination with Pembrolizumab Shows Significantly Enhanced Anti-Tumor Activity in A549 CD34+ HSC Humanized Xenograft NSCLC Model

FHD-909 (20 mg/kg) + pembrolizumab
A549 (SMARCA4mt, KRAS G12S)


700
600
500
400
300
200
Tumor volume (mm³)
21
28
35
42
49
Study days (Dose Start Day 22)
##
##
*
*
Vehicle Control
hIgG control, IP 2X per week
Pembrolizumab 10mg/kg IP, 2X per week
FHD-909 20mg/kg BID, PO
FHD-909 20 mg/kg + pembrolizumab 10mg/kg

FHD-909 (40 mg/kg) + pembrolizumab
A549 (SMARCA4mt, KRAS G12S)


700
600
500
400
300
200
Tumor volume (mm³)
21
28
35
42
49
Study days (Dose Start Day 22)
##
#
*
*
Vehicle Control
hIgG control, IP 2X per week
Pembrolizumab 10mg/kg IP, 2X per week
FHD-909 40mg/kg BID, PO
FHD-909 40 mg/kg + pembrolizumab 10mg/kg

FHD-909 sensitized the tumor cells to pembrolizumab treatment resulting in enhanced combination activity

Pembrolizumab alone had no effect on tumor growth compared to vehicle control

*Note: HSC, hematopoietic stem cells; * p≤0.05 for pairwise comparisons for combination group vs vehicle and single agents; # additive, ## synergistic by Bliss Independence analysis.*

57

Selective SMARCA2 Degrader Achieved Complete SMARCA2 Degradation and Cell Growth Inhibition In Vitro SMARCA2 / SMARCA4 HIBIT Data A549 Ten-Day Proliferation Assay 100 SMARCA2 75 50 Degradation 25% 0 SMARCA4 1E-3 0.01 0.1 1 10 Concentration (uM) Degraders Caused Time- and Dose-dependent SMARCA2 Degradation Antiproliferative Effects in A549-mutant NSCLC Model 58 | Note: Data as of Q4 2021.

Protein Degradation Importance of Rate Analysis FHD-609 is a Selective, Potent, Protein Degrader of the BRD9 component of the BAF complex 59

Theoretical Experimental Experimental Kinetic Profile Kinetic Profile Rate vs. Dmax Native Deg Rate Level Dmax10 Loss Dmax25 Dmax50 Target Dmax80 Fractional Dmax95 Time Degradation Rates and Their Relationship to Dmax Slower rates lead to partial degradation, faster rates to complete loss Rate is an indicator of degrader efficiency. If rate is slow, the process is inefficient and reflective of a degrader which does not have a high turnover rate of target 60 |

Foghorn BRD9 Program Foghorn CBP Program Foghorn EP300 Program Degradation Rate Dictates Dmax – Program Independent Large scale experimental kinetic analysis for a program reveals the relationship between rate and Dmax 61 |

Prelude SMARCA2 (VHL) Degrader Prelude SMARCA2 (CRBN) Degrader Concentration Concentration 3000 nM 3000 nM 1.5 Rate max hr-1: 1.5 750 nM 1.5 Rate max hr-1: 0.4 750 nM 188 nM 188 nM Hook Effect 46 nM 46 nM 1.0 1.0 Loss Hook Effect 12 nM Loss 12 nM Luminescence 3 nM Luminescence 3 nM (RLU) 0.7 nM (RLU) 0.7 nM 0.5 0.5 Fractional 0.2 nM Fractional 0.2 nM Fractional DMSO Fractional DMSO 0.0 0.0 0 5 10 15 20 25 0 5 10 15 20 25 Time (hr) Time (hr) Prelude VHL and CRBN Compounds Have Incomplete Dmax and also Have a Hook Effect Prelude’s SMARCA2 (VHL) degrader was faster and achieved improved Dmax across concentrations as compared to SMARCA2 (CRBN) The SMARCA2 (CRBN) degrader is considerably slower and therefore even at high concentration will be incomplete Both degraders show a bifunctional hook effect which slows rate and impedes Dmax at high concentrations 62 |

Foghorn Analysis and Dmax Results Match Published Prelude Data Prelude Published Data Foghorn Replicated Data from Prelude Patents Prelude PRT3789 (VHL) 1 Prelude (VHL) Degrader VHL degrader (2 hours) 100 VHL degrader (24 hours) 100 SMARCA2 80 80 60 60 Degradation 40 Degradation 40% % 20 20 0 0 0.01 0.1 1 10 100 1000 10000 0.01 0.1 1 10 100 1000 10000 Concentration (nM) Concentration (nM) Prelude PRT7732 (CRBN) 2 Prelude (CRBN) Degrader 100 SMARCA2 SMARCA4 Protein 50% 0 0.01 0.1 1 10 100 1000 10000 Concentration (nM) 1. AACR-NCI-EORTC 2023 Poster B113 – Ito et al. 63 | 2. AACR 2024 Poster 4503 -Shvartsbart et al.